EXHIBIT 10.4


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                                SUN BANCORP, INC.

                                     FORM OF

                      CHANGE IN CONTROL SEVERANCE AGREEMENT
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         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT  ("Agreement")  entered into
this       day of         ,        ("Effective  Date"),  by and  between Sun
     -------     --------  ------
Bancorp, Inc. (the "Company") and               (the "Executive").
                                  -------------

         WHEREAS,  the  Executive  is  currently  employed  by  the  Company  as and is  experienced in all phases of the business of the Company;
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and

         WHEREAS, the parties desire by this writing to set forth the rights and responsibilities of the Company and Executive if the Company should undergo a change in control (as defined hereinafter in the Agreement) after the Effective Date.

         NOW, THEREFORE, it is AGREED as follows:

         1. Employment. The Executive is employed in the capacity as of the Company. The Executive shall render such administrative and
--------------
management services to the Company and Sun National Bank ("Bank"), as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Executive's other duties shall be such as the Board of Directors for the Company (the "Board of Directors" or "Board") may from time to time reasonably direct, including normal duties as an officer of the Company and the Bank.

         2.  Term of  Agreement.  The  term of this  Agreement  shall be for the
period commencing on the Effective Date and ending         months (1) thereafter
                                                   -------
("Term"). Additionally, on, or before, each annual anniversary date from the Effective Date, the Term of this Agreement may be extended for an additional period beyond the then effective expiration date upon a determination and resolution of the Board of Directors that the performance of the Executive has met the requirements and standards of the Board, and that the Term of such Agreement shall be extended.

         3. Termination of Employment in Connection with or Subsequent to a Change in Control.

         (a) Notwithstanding any provision herein to the contrary, in the event of the involuntary termination of Executive's employment with the Company during the term of this Agreement following any Change in Control of the Company or
Bank, or within        months (1) thereafter of such   Change in Control, absent
               -------
Cause,  Executive  shall be paid an amount  equal

     ----------------------

     (1) Agreements have been entered into by the Registrant with varying terms, ranging from eighteen to thirty-six months.


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to the product of         times (2) the Executive's aggregate  compensation paid
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by the Company as reported,  or to be reported,  on the IRS Form W-2, box 1, for the most recently completed calendar year ending on, or before, the date of such Change in Control. Said sum shall be paid by the Company to the Executive in one
(1) lump sum not later than the date of Executive's termination of service to the extent not otherwise paid by the Bank. In addition, the Executive and his dependents shall be eligible to continue coverage under the Company's (or its successor's) medical and dental insurance reimbursement plans similar to that in effect on the date of termination of employment at the participants' election and expense. Notwithstanding the forgoing, all sums payable hereunder shall be reduced in such manner and to such extent so that no such payments made hereunder when aggregated with all other payments to be made to the Executive by the Company or the Bank shall be deemed an "excess parachute payment" in accordance with Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder and be subject to the excise tax provided at Section 4999(a) of the Code. The term "Change in Control" shall refer to (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Company or the Bank whereby the Company or the Bank is not the surviving entity; (iii) a change in control of the Company or the Bank, as otherwise defined or determined by the Office of the Comptroller of the Currency or regulations promulgated by it; or
(iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company or the Bank by any person, trust, entity or group. The term "person" means an individual other than the Executive, or a corporation,
partnership,   trust,   association,   joint  venture,  pool,  syndicate,   sole
proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The provisions of this Section 3(a) shall survive the expiration of this Agreement occurring after a Change in Control.

            (b) Notwithstanding any other provision of this Agreement to the contrary, Executive may voluntarily terminate his employment during the term of this Agreement following a Change in Control of the Company or Bank, or
within        months (3)following  such Change in Control,  and Executive  shall
       -------
thereupon be entitled to receive the payment described in Section 3(a) of this Agreement, upon the occurrence, or within six months thereafter, of any of the following events, which have not been consented to in advance by the Executive in writing: (i) if Executive would be required to move his personal residence or perform his principal executive functions more than thirty-five (35) miles from the Executive's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Company, Executive would be required to report to a person or persons other than the Board of Directors of the Company or its President; (iii) if the Company should fail to maintain Executive's base compensation in effect as of the date of the Change in Control and the existing Executive benefits plans, including material


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     (2)  Agreements have been enteredinto by the Registrant with varying terms, ranging from one and a half to three times the aggregate taxable compensation for the officer.

     (3) Agreements have been entered into by the Registrant with varying terms, ranging from eighteen to thirty-six months.


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fringe benefit,  stock option and retirement  plans;  (iv) if Executive would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; or (v) if Executive's responsibilities or authority have in any way been materially diminished or reduced. The provisions of this Section 3(b) shall survive the expiration of this Agreement occurring after a Change in Control.

         4. Other  Changes  in  Employment  Status.  Except as  provided  for at
Section 3, herein, the Board of Directors may terminate the Executive's employment at any time, but any termination by the Board of Directors other than termination for Just Cause, shall not prejudice the Executive's right to compensation or other benefits under the Agreement. The Executive shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued by a federal banking regulatory having regulatory authority over the Company or Bank, or a material breach of any provision of the Agreement.

         5. Regulatory Exclusions. Notwithstanding anything herein to the contrary, any payments made to the Executive pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 USCss.1828(k) and any regulations promulgated thereunder.

         6. No Duty to Mitigate. The Executive shall not be required to mitigate the amount of any payment of severance benefits if he accepts other compensation for employment with another entity.

         7. Successors and Assigns.

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Company.

         (b) The Executive shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Company.

         8. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

         9. Applicable Law. This agreement shall be governed by all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of New Jersey, except to the extent that Federal law shall be deemed to apply.

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         10.  Severability.  The  provisions of this  Agreement  shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         11. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the rules then in effect of the district office of the American Arbitration Association ("AAA") nearest to the home office of the Company, and judgment upon the award rendered may be entered in any court having jurisdiction thereof, except to the extend that the parties may otherwise reach a mutual settlement of such issue. The Company shall reimburse Executive for all reasonable costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, following the delivery of the decision of the arbitrator that the Executive's claim has merit, whether or not the arbitrator finds in favor of the Executive. The provisions of this Section 11 shall survive the expiration of this Agreement occurring after a Change in Control.

         12. Non-Disclosure. Executive will not, during or after the Term of this Agreement, directly or indirectly, disseminate or disclose to any person, firm or entity, except to his legal advisor, the terms of this Agreement without the written consent of the Company.

         13. Entire Agreement. This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and first hereinabove written.

                                            Sun Bancorp, Inc.



ATTEST:                                     By:

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Secretary

WITNESS:



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                                                                 ,Executive
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